Putnam VT Multi-Cap Core Fund
The fund's portfolio
9/30/19 (Unaudited)

COMMON STOCKS (95.8%)(a)
	Shares	Value
Aerospace and defense (0.5%)
Northrop Grumman Corp.	3,500	$1,311,765

		1,311,765
Airlines (1.9%)
Air Canada (Canada)(NON)	51,100	1,666,627
American Airlines Group, Inc.	41,900	1,130,043
Southwest Airlines Co.	35,700	1,928,157

		4,724,827
Auto components (1.0%)
Magna International, Inc. (Canada)	29,685	1,583,101
Pirelli & C. SpA (Italy)	162,038	958,657

		2,541,758
Automobiles (0.6%)
General Motors Co.	39,700	1,487,956

		1,487,956
Banks (7.4%)
Bank of America Corp.	216,142	6,304,862
Citigroup, Inc.	51,857	3,582,282
Hilltop Holdings, Inc.	19,100	456,299
JPMorgan Chase & Co.	55,427	6,523,204
Wells Fargo & Co.	34,900	1,760,356

		18,627,003
Beverages (1.7%)
Coca-Cola Co. (The)	43,500	2,368,140
Molson Coors Brewing Co. Class B	11,535	663,263
PepsiCo, Inc.	8,820	1,209,222

		4,240,625
Biotechnology (3.4%)
AbbVie, Inc.	19,300	1,461,396
Amgen, Inc.	20,295	3,927,285
Biogen, Inc.(NON)	5,400	1,257,228
Gilead Sciences, Inc.	30,500	1,933,090

		8,578,999
Building products (0.4%)
Masco Corp.	21,600	900,288

		900,288
Capital markets (4.3%)
Ameriprise Financial, Inc.	13,100	1,927,010
Apollo Global Management, Inc.	38,900	1,471,198
Goldman Sachs Group, Inc. (The)	14,520	3,008,980
KKR & Co., Inc. Class A	41,700	1,119,645
Morgan Stanley	33,500	1,429,445
Raymond James Financial, Inc.	23,800	1,962,548

		10,918,826
Chemicals (1.2%)
Celanese Corp.	17,300	2,115,617
Dow, Inc.	7,662	365,094
DuPont de Nemours, Inc.	9,262	660,473

		3,141,184
Commercial services and supplies (0.8%)
BrightView Holdings, Inc.(NON)(S)	17,000	291,550
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $4) (Private) (Germany)(NON)(F)(RES)	3	2
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Germany)(NON)(F)(RES)	1	1
Republic Services, Inc.	19,487	1,686,600

		1,978,153
Communications equipment (2.2%)
Cisco Systems, Inc.	110,641	5,466,772

		5,466,772
Consumer finance (0.9%)
Capital One Financial Corp.	25,100	2,283,598

		2,283,598
Diversified financial services (2.3%)
Berkshire Hathaway, Inc. Class B(NON)	18,300	3,806,766
J2 Acquisition, Ltd. (British Virgin Islands)(NON)	77,798	739,081
Switchback Energy Acquisition Corp. (Units)(NON)	23,010	230,100
TPG Pace Holdings Corp. (Units)(NON)	92,438	984,465

		5,760,412
Diversified telecommunication services (1.1%)
AT&T, Inc.	71,372	2,700,716

		2,700,716
Electric utilities (1.7%)
Entergy Corp.	18,500	2,171,160
Exelon Corp.	43,700	2,111,147

		4,282,307
Entertainment (2.0%)
Live Nation Entertainment, Inc.(NON)	31,343	2,079,295
Walt Disney Co. (The)	22,000	2,867,040

		4,946,335
Equity real estate investment trusts (REITs) (2.0%)
Armada Hoffler Properties, Inc.	75,724	1,369,847
Easterly Government Properties, Inc.	65,928	1,404,266
Equity Commonwealth	48,200	1,650,850
Gaming and Leisure Properties, Inc.	16,200	619,488

		5,044,451
Food and staples retail (2.8%)
Kroger Co. (The)	35,000	902,300
Walgreens Boots Alliance, Inc.	20,928	1,157,528
Walmart, Inc.	42,500	5,043,900

		7,103,728
Food products (0.6%)
Campbell Soup Co.(S)	30,200	1,416,984

		1,416,984
Health-care equipment and supplies (1.1%)
Baxter International, Inc.	31,600	2,764,052
RA Medical Systems, Inc.(NON)	8,200	11,480

		2,775,532
Health-care providers and services (3.0%)
HCA Healthcare, Inc.	16,739	2,015,710
McKesson Corp.	10,900	1,489,594
Tenet Healthcare Corp.(NON)	39,800	880,376
UnitedHealth Group, Inc.	14,700	3,194,604

		7,580,284
Health-care technology (0.3%)
Change Healthcare, Inc.(NON)(S)	57,347	692,752

		692,752
Hotels, restaurants, and leisure (0.3%)
Bloomin' Brands, Inc.	24,200	458,106
Kura Sushi USA, Inc. Class A(NON)	16,076	315,411

		773,517
Household durables (1.3%)
Green Brick Partners, Inc.(NON)	34,300	367,010
HC Brillant Services GmbH (acquired 8/2/13, cost $4) (Private) (Germany)(NON)(F)(RES)	6	5
PulteGroup, Inc.	81,000	2,960,550

		3,327,565
Household products (1.3%)
Procter & Gamble Co. (The)	25,800	3,209,004

		3,209,004
Independent power and renewable electricity producers (1.0%)
NRG Energy, Inc.	64,600	2,558,160

		2,558,160
Industrial conglomerates (1.1%)
Honeywell International, Inc.	16,800	2,842,560

		2,842,560
Insurance (1.4%)
Assured Guaranty, Ltd.	34,300	1,524,978
Lincoln National Corp.	25,183	1,519,039
Sirius International Insurance Group, Ltd. (Bermuda)(NON)	56,818	453,976

		3,497,993
Interactive media and services (4.0%)
Alphabet, Inc. Class C(NON)	5,318	6,482,642
Facebook, Inc. Class A(NON)	20,700	3,686,256

		10,168,898
Internet and direct marketing retail (2.8%)
Amazon.com, Inc.(NON)	3,065	5,320,564
Booking Holdings, Inc.(NON)	935	1,835,040
Global Fashion Group SA (acquired 8/2/13, cost $219,415) (Private) (Luxembourg)(NON)(F)(RES)	971	1,996

		7,157,600
IT Services (3.1%)
IBM Corp.	11,380	1,654,880
Mastercard, Inc. Class A	5,000	1,357,850
Priority Technology Holdings, Inc.(NON)	27,247	131,331
Visa, Inc. Class A	27,300	4,695,873

		7,839,934
Machinery (0.6%)
Caterpillar, Inc.	8,100	1,023,111
Stanley Black & Decker, Inc.	3,500	505,435

		1,528,546
Media (2.3%)
Comcast Corp. Class A	85,940	3,874,175
Discovery, Inc. Class A(NON)(S)	45,700	1,216,991
Liberty Global PLC Class A (United Kingdom)(NON)	29,300	725,175

		5,816,341
Metals and mining (0.9%)
Freeport-McMoRan, Inc. (Indonesia)	74,100	709,137
Largo Resources, Ltd. (Canada)(NON)(S)	401,126	445,073
Nucor Corp.	19,900	1,013,109

		2,167,319
Multiline retail (1.0%)
Target Corp.	24,200	2,587,222

		2,587,222
Oil, gas, and consumable fuels (6.2%)
Brigham Minerals, Inc. Class A(S)	24,926	496,027
ConocoPhillips	40,100	2,284,898
Diamondback Energy, Inc.	6,600	593,406
Encana Corp. (Canada)	106,000	487,600
Energy Transfer LP	91,700	1,199,436
Enterprise Products Partners LP	56,200	1,606,196
Kimbell Royalty Partners LP	20,053	294,980
Kinder Morgan, Inc.	96,700	1,992,987
Marathon Oil Corp.	30,400	373,008
Plains GP Holdings LP Class A(NON)(S)	28,411	603,166
Rattler Midstream LP(NON)	24,213	431,476
Royal Dutch Shell PLC ADR Class A (United Kingdom)	42,932	2,526,548
Suncor Energy, Inc. (Canada)	36,600	1,155,828
Valero Energy Corp.	17,900	1,525,796

		15,571,352
Pharmaceuticals (3.7%)
Bristol-Myers Squibb Co.	30,900	1,566,939
Eli Lilly & Co.	12,200	1,364,326
Jazz Pharmaceuticals PLC(NON)	11,456	1,467,972
Johnson & Johnson	17,330	2,242,155
Merck & Co., Inc.	30,500	2,567,490

		9,208,882
Real estate management and development (1.1%)
CBRE Group, Inc. Class A(NON)	28,500	1,510,785
Kennedy-Wilson Holdings, Inc.	57,300	1,256,016

		2,766,801
Road and rail (1.1%)
Norfolk Southern Corp.	4,300	772,538
Union Pacific Corp.	11,575	1,874,919
US Xpress Enterprises, Inc. Class A(NON)	15,857	76,431

		2,723,888
Semiconductors and semiconductor equipment (3.0%)
Intel Corp.	61,920	3,190,738
Lam Research Corp.	10,300	2,380,433
Micron Technology, Inc.(NON)	29,700	1,272,645
ON Semiconductor Corp.(NON)	38,700	743,427

		7,587,243
Software (7.9%)
Dynatrace, Inc.(NON)	11,052	206,341
Microsoft Corp.	121,050	16,829,582
Oracle Corp.	51,858	2,853,746

		19,889,669
Specialty retail (2.6%)
Best Buy Co., Inc.	26,900	1,855,831
Home Depot, Inc. (The)	8,200	1,902,564
Lowe's Cos., Inc.	22,500	2,474,100
Urban Outfitters, Inc.(NON)(S)	11,079	311,209

		6,543,704
Technology hardware, storage, and peripherals (5.2%)
Apple, Inc.	58,083	13,008,850

		13,008,850
Thrifts and mortgage finance (0.3%)
Radian Group, Inc.	30,800	703,472

		703,472
Trading companies and distributors (0.4%)
United Rentals, Inc.(NON)	8,700	1,084,365

		1,084,365

Total common stocks (cost $178,625,227)		$241,068,140

INVESTMENT COMPANIES (3.1%)(a)
	Shares	Value
Health Care Select Sector SPDR Fund(S)	33,300	$3,001,329
Industrial Select Sector SPDR Fund(S)	44,315	3,440,173
SPDR S&P Homebuilders ETF(S)	32,000	1,410,560

Total investment companies (cost $7,278,176)		$7,852,062

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
J2 Acquisition, Ltd. (British Virgin Islands)	9/7/27	$0.333	77,798	$21,394
Nesco Holdings, Inc.	1/1/25	11.50	14,380	12,367
Sirius International Insurance Group, Ltd. (Bermuda)	11/5/23	18.88	38,710	9,678

Total warrants (cost $41,241)				$43,439

SHORT-TERM INVESTMENTS (5.5%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 2.15%(AFF)	11,320,089	$11,320,089
Putnam Short Term Investment Fund 2.05%(AFF)	2,569,072	2,569,072

Total short-term investments (cost $13,889,161)		$13,889,161
TOTAL INVESTMENTS

Total investments (cost $199,833,805)		$262,852,802

WRITTEN OPTIONS OUTSTANDING at 9/30/19 (premiums $8,947) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Barclays Bank PLC
Apollo Global Management, Inc. (Call)	Jan-20/$45.00	$294,240	$7,780	$3,344

Total				$3,344

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $251,610,513.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,004, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$7,867,244	$86,860,048	$83,407,203	$161,146	$11,320,089
	Putnam Short Term Investment Fund**	9,364,520	17,397,786	24,193,234	122,608	2,569,072

	Total Short-term investments	$17,231,764	$104,257,834	$107,600,437	$283,754	$13,889,161
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $11,320,089, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $11,082,391.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $350,100 to cover certain derivative contracts.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own and to generate additional income for the portfolio.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $3,344 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$23,632,290	$—	$—
Consumer discretionary	24,417,321	—	2,001
Consumer staples	15,970,341	—	—
Energy	15,571,352	—	—
Financials	41,052,223	739,081	—
Health care	28,836,449	—	—
Industrials	17,094,389	—	3
Information technology	53,792,468	—	—
Materials	5,308,503	—	—
Real estate	7,811,252	—	—
Utilities	6,840,467	—	—

Total common stocks	240,327,055	739,081	2,004
Investment companies	7,852,062	—	—
Warrants	22,045	21,394	—
Short-term investments	2,569,072	11,320,089	—

Totals by level	$250,770,234	$12,080,564	$2,004
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(3,344)	$—

Totals by level	$—	$(3,344)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Written equity option contracts (contract amount)	$17,000
Warrants (number of warrants)	160,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com